UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                             Washington D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):   May 28, 2003



                            ELIZABETH ARDEN, INC.
            (Exact name of registrant as specified in its charter)




           Florida                      1-6370               59-0914138
(State or other jurisdiction         (Commission            (IRS Employer
      of incorporation)              File Number)         Identification No.)



14100 N.W. 60th Avenue, Miami Lakes, Florida                     33014
  (Address of principal executive offices)                     (Zip Code)



    Registrant's telephone number, including area code:   (305) 818-8000




         _____________________________________________________________
         (Former name or former address, if changed since last report)

Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits.

               99.1   Press Release dated May 28, 2003.


Item 9. Regulation FD Disclosure. (Item 12. Results of Operations and Financial Condition.)

      In accordance with SEC Release No. 33-8216 issued March 27, 2003, the following information, intended to be reported under "Item 12. Results of Operations and Financial Condition." is instead reported under "Item 9. Regulation FD Disclosure."

      On May 28, 2003, Elizabeth Arden, Inc. (the "Company") issued a press release to (i) announce the results of the Company's first quarter ended April 26, 2003; and (ii) to provide net sales and diluted earnings per share guidance for the remainder of fiscal year 2004.

      In accordance with General Instruction B.2 of Form 8-K, the information contained in said press release shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

      A copy of the press release is attached to this Form 8-K as Exhibit
99.1.




                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ELIZABETH ARDEN, INC.

Date:  May 28, 2003                         /s/ Stephen J. Smith
       ------------                         --------------------
                                            Stephen J. Smith
                                            Executive Vice President and
                                             Chief Financial Officer

                                 EXHIBIT INDEX


Exhibit Number                          Description
--------------    -----------------------------------------------------------
     99.1         Elizabeth Arden, Inc. First Quarter Results Press Release
                   dated May 28, 2003.